UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

 Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20475 State Highway 249, Suite 300
Houston, TX 77070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 598-1230
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Agreement
The description of the 2019 LTIP (as defined below) and contingently issued awards described in Item 5.02 are incorporated by reference into this Item 1.01, and such descriptions are qualified in its entirety by reference to such instruments.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Independence Contract Drilling, Inc.’s 2019 Omnibus Incentive Plan
On February 27, 2019, the Board of Directors (the “Board”) of Independence Contract Drilling, Inc. (the “Company”) approved and adopted the 2019 Omnibus Incentive Plan (the “2019 LTIP”), subject to stockholder approval. Pursuant to the 2019 LTIP, Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Cash Incentive Awards, Other Stock-Based Awards and Cash-Based Award may be granted to employees (including persons who have agreed to become an employee and are expected to become an employee within six months after the grant date of an award) and non-employee directors of the Company. Up to 5.5 million shares have been reserved for issuance under the 2019 LTIP. The 2019 LTIP is subject to approval by the Company’s stockholders within 12 months from adoption of the 2019 LTIP by the Board. Pursuant to the terms of the 2019 LTIP, no further grants of awards will be made under the Company’s existing Amended and Restated 2012 Omnibus Incentive Plan, as amended. The description of the 2019 LTIP in this Item 5.02 is qualified in its entirety by reference to the full text of the form of the 2019 LTIP, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Annual Incentive Compensation Payments
Following completion of the Company’s 2018 annual audit, the Compensation Committee of the Board (the “Compensation Committee”) approved annual incentive payments to certain of the Company’s named executive officers, based upon (i) the Company’s performance compared to predetermined objective measures tied to (a) targeted adjusted EBITDA, (b) targeted safety and (c) targeted cost per day, as well as (ii) performance compared to personal objectives (the “Annual Incentive Payments”). The Annual Incentive Payments are as follows: Anthony Gallegos: $509,268 (including $310,475 of obligations assumed in the Sidewinder merger); Philip Choyce: $477,479; and Christopher Menefee $250,650.
Adoption of New Stock Plan and Annual LTIP Awards
Following approval of the 2019 LTIP on February 27, 2019, the Compensation Committee approved the issuance of the following awards pursuant to the 2019 LTIP, all of which awards are subject to approval of the 2019 LTIP by the Company’s stockholders:

•
Each non-employee director of the Company was granted 28,571 restricted stock units (“RSUs”), which vest on the one-year anniversary of the date of such grant (the “Director RSU Award”). The director may elect to settle 1/3 of its Director RSU Award in cash based upon the fair market value of the Company’s common stock on the vesting date. The foregoing description of the Director RSU Award in this Item 5.02 is qualified in its entirety by reference to the full text of the form of 2019 Director RSU Award, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

•
Messr. Gallegos, Choyce and Menefee were granted 205,000, 75,686 and 31,857, time-based RSUs, respectively, which vest in 1/3 increments on each of the first, second and third anniversary of the date of grant, subject to continued employment with the Company (the “Time-Based RSU Awards”). The foregoing description of Time-Based RSU Awards is qualified in its entirety by reference to the full text of the form of 2019 LTIP Time-Based RSU Award, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

•
Messr. Gallegos, Choyce and Menefee were granted 205,000, 75,686 and 31,858, performance-based RSUs, respectively (the “Performance RSU Awards”). The Performance RSU Awards vest on the third anniversary of the date of grant in an amount equal to 0% to 200% of the target, based upon the Company’s performance against the applicable performance goals, and subject to continued employment with the Company and approval of the 2019 LTIP by the Company’s stockholders. One half of the Performance RSU Awards are tied to the Company’s return on invested capital (ROIC) over a one, two, three and cumulative three-year period, and one half of the Performance RSU Awards are tied to a the Company’s relative total shareholder return (TSR) compared to a peer group of companies over a cumulative one, two and three year performance period. The foregoing description of the Performance-Based Awards is qualified in its entirety by reference to the full text of the form of 2019 Performance Unit Award Agreement (Return on Invested Capital) and the form of 2019 Performance Unit Award

Agreement (Total Shareholder Return), which are filed as Exhibits 10.4 and 10.5 hereto and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 27, 2019, the Board approved an amendment to the Company’s Bylaws adopting a majority-voting standard for the election of directors. Pursuant to this amendment, each director shall be elected by the vote of a majority of the votes cast for the director at any meeting for the election of directors at which a quorum is present; provided, that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the affirmative vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For this purpose, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds the number of votes cast “against” that director’s election. In any uncontested election of directors, any incumbent director nominee who does not receive the vote of the majority of votes shall, within ten days following the certification of the election results, tender his or her resignation to the Board. The Board shall decide, through a process managed by the Board committee responsible for director nominations, whether to accept or reject the tendered resignation, or whether other action should be taken. The foregoing description of this bylaw amendment is qualified in its entirety by reference to the full text of the form of the Company’s Second Amended and Restated Bylaws filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of the Exhibits
3.1	Second Amended & Restated Bylaws of Independence Contract Drilling, Inc., Adopted as of February 27, 2019
10.1	Independence Contract Drilling 2019 Omnibus Incentive Plan, effective as of February 27, 2019
10.2	Form of 2019 Outside Director Restricted Stock Unit Award Agreement
10.3	Form of 2019 Restricted Stock Unit Award Agreement (Time-Based)
10.4	Form of 2019 Performance Unit Award Agreement (Return on Invested Capital)
10.5	Form of 2019 Performance-Based Unit Award Agreement (Total Shareholder Return)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: March 5, 2019	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President & Chief Financial Officer